SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     DATE OF REPORT (Date of earliest event reported):  September 9, 1997

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
           (Exact name of registrant as specified in its charter)


     UNITED STATES                333-24023                  72-0269760
    (State or other       (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                          Identification Number)



                210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
              (Address of principal executive offices - Zip Code)




       Registrant's telephone number, including area code:  (504)623-1371


                                     N/A
         (Former name or former address, if changed since last report)


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Item 7.          Financial Statements and Exhibits.
                 ----------------------------------
     (c)  Exhibits

     Exhibit
       No.                    Document Description
  ------------   ---------------------------------------------------
      20.1        Monthly Servicer's Certificate, Series 1997-1

      20.2        Monthly Holders' Statement, Series 1997-1

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                           SIGNATURE

     Pursuant  to  the  requirements of the Securities Exchange
Act of 1934, the Registrant  has  duly caused this report to be
signed  on  its  behalf  by  the  undersigned   hereunto   duly
authorized.


                                FIRST NATIONAL BANK OF COMMERCE
                                  (Registrant)


                              By:  /s/  Thomas L. Callicutt, Jr.
                                  -------------------------------
                                        Thomas L. Callicutt,Jr.
                                        Executive Vice President,
                                        Controller and
                                        Principal Accounting Officer
                                        of First Commerce Corporation

Dated: September 19, 1997

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                       INDEX TO EXHIBITS


 Exhibit                                                          Sequential
   No.                       Document Description                  Page No.
---------  --------------------------------------------------     ------------
  20.1      Monthly Servicer's Certificate, Series 1997-1               5

  20.2      Monthly  Holders' Statement, Series 1997-1                 10


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